VARIABLE ANNUITY LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS

Lexmark International, Inc.*†

4,550

$

139,776

99.5%

Oracle Corp.*

6,759

132,206

Adobe Systems, Inc.*

3,705

131,861

Cisco Systems, Inc.*

5,421

130,592

CONSUMER DISCRETIONARY 19.3%

Total System Services, Inc.

5,150

121,849

Sears Holdings Corp.*†

2,910

$

297,082

Symantec Corp.*†

6,915

114,927

Coach, Inc.*†

8,645

260,647

SanDisk Corp.*†

5,075

114,543

TJX Cos., Inc.†

6,401

211,681

Akamai Technologies, Inc.*†

3,856

108,585

Amazon.com, Inc.*†

2,844

202,777

Microsoft Corp.

3,640

103,303

Bed Bath & Beyond, Inc.*†

6,543

193,019

Autodesk, Inc.*

3,218

101,303

Abercrombie & Fitch Co. —

QLogic Corp.*†

6,497

99,729

Class A

2,608

190,749

NetApp, Inc.*†

4,837

96,982

Goodyear Tire & Rubber

Motorola, Inc.

9,850

91,605

Co.*†

7,220

186,276

Citrix Systems, Inc.*

2,899

85,028

AutoZone, Inc.*†

1,490

169,607

Electronic Arts, Inc.*†

1,691

84,415

Expedia, Inc.*†

7,580

165,926

Western Union Co.

3,690

78,486

Darden Restaurants, Inc.

5,035

163,889

MEMC Electronic Materials,

H&R Block, Inc.†

7,836

162,675

Inc.*

1,078

76,430

Starbucks Corp.*†

8,982

157,185

National Semiconductor

Black & Decker Corp.†

2,317

153,154

Corp.

3,548

64,999

Lowe's Cos., Inc.†

6,445

147,848

Nvidia Corp.*

2,950

58,380

Yum! Brands, Inc.†

3,956

147,203

BMC Software, Inc.*

1,680

54,633

Apollo Group, Inc. — Class

Total Information Technology

________

3,579,356

A*†

3,401

146,923

Harley-Davidson, Inc.†

3,869

145,088

HEALTH CARE 16.7%

Kohl's Corp.*†

2,668

114,431

International Game

Zimmer Holdings, Inc.*

3,429

266,982

Technology, Inc.†

2,742

110,256

Forest Laboratories, Inc.*

5,515

220,655

Best Buy Co., Inc.†

2,626

108,874

Express Scripts, Inc.*

3,146

202,351

Nike, Inc. — Class B†

1,594

108,392

Gilead Sciences, Inc.*†

3,596

185,302

Omnicom Group, Inc.†

2,208

97,549

Varian Medical Systems,

Harman International

Inc.*†

3,883

181,880

Industries, Inc.

2,065

89,910

IMS Health, Inc.

7,673

161,210

GameStop Corp. — Class

St. Jude Medical, Inc.*

3,731

161,142

A*†

1,700

87,907

Patterson Cos., Inc.*†

4,258

154,565

McGraw-Hill Cos., Inc.†

2,300

84,985

Biogen Idec, Inc.*†

2,420

149,290

Polo Ralph Lauren Corp.†

1,294

75,427

Celgene Corp.*†

2,356

144,399

Total Consumer Discretionary

________

3,979,460

Amgen, Inc.*†

3,308

138,208

Medtronic, Inc.†

2,844

137,564

Coventry Health Care, Inc.*†

3,335

134,567

INFORMATION TECHNOLOGY 17.3%

Laboratory Corporation of

Yahoo!, Inc.*†

9,603

277,815

America Holdings*

1,761

129,751

Cognizant Technology

Waters Corp.*†

2,302

128,221

Solutions Corp. — Class

Hospira, Inc.*†

2,959

126,557

A*

7,012

202,156

Stryker Corp.

1,924

125,156

Google, Inc. — Class A*

442

194,688

UnitedHealth Group, Inc.

3,318

114,007

Dell, Inc.*

7,984

159,041

Barr Pharmaceuticals, Inc.*

2,313

111,741

Intuit, Inc.*

5,826

157,360

Johnson & Johnson, Inc.

1,582

102,624

eBay, Inc.*

5,177

154,482

Quest Diagnostics, Inc.†

2,183

98,824

Qualcomm, Inc.

3,749

153,709

C.R. Bard, Inc.†

1,022

98,521

Apple, Inc.*

1,050

150,675

Becton, Dickinson & Co.†

1,059

90,915

Fiserv, Inc.*†

2,907

139,798

1

VARIABLE ANNUITY LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Genzyme Corp.*

1,170

$

87,212

Lockheed Martin Corp.†

1,190

$

118,167

Total Health Care

________

3,451,644

CH Robinson Worldwide,

Inc.†

2,130

115,872

ENERGY 13.3%

Cummins, Inc.

2,460

115,177

XTO Energy, Inc.

4,656

288,020

Danaher Corp.†

1,488

113,132

EOG Resources, Inc.†

2,047

245,640

Rockwell Collins, Inc.

1,968

112,471

Apache Corp.†

1,763

213,006

Pitney Bowes, Inc.†

3,150

110,313

Sunoco, Inc.

3,710

194,664

Terex Corp.*

1,730

108,125

Chesapeake Energy Corp.†

4,061

187,415

General Dynamics Corp.

1,186

98,877

ConocoPhillips

2,100

160,041

Equifax, Inc.†

2,590

89,303

Murphy Oil Corp.†

1,940

159,352

ITT Industries, Inc.

1,480

76,679

Schlumberger Ltd.

1,770

153,990

Rockwell Automation,

BJ Services Co.†

5,309

151,359

Inc./DE†

1,290

74,072

Devon Energy Corp.

1,434

149,609

Jacobs Engineering Group,

Halliburton Co.†

3,580

140,801

Inc.*†

720

52,985

Transocean, Inc.*†

1,029

139,121

Total Industrials

________

1,785,867

Valero Energy Corp.

2,720

133,579

Exxon Mobil Corp.

1,555

131,522

CONSUMER STAPLES 7.5%

Smith International, Inc.

1,468

94,290

Clorox Co.

2,848

161,311

Consol Energy, Inc.†

1,270

87,871

Avon Products, Inc.

3,929

155,353

Baker Hughes, Inc.†

950

65,075

Colgate-Palmolive Co.

1,777

138,446

Cameron International

Kellogg Co.†

2,617

137,549

Corp.*†

1,440

59,962

Hershey Co.†

3,560

134,105

Total Energy

________

2,755,317

Anheuser-Busch Cos., Inc.

2,793

132,528

UST, Inc.†

2,410

131,393

FINANCIALS 8.7%

Pepsi Bottling Group, Inc.†

3,570

121,059

CB Richard Ellis Group, Inc.

Estee Lauder Cos., Inc. —

— Class A*

12,440

269,201

Class A†

2,630

120,585

Moody's Corp.†

6,460

225,002

Campbell Soup Co.†

3,517

119,402

IntercontinentalExchange,

WM Wrigley Jr Co.†

1,586

99,664

Inc.*†

1,420

185,310

PepsiCo, Inc.

1,373

99,131

Progressive Corp.

11,380

182,877

Total Consumer Staples

________

1,550,526

Leucadia National Corp.

3,410

154,200

Safeco Corp.†

3,400

149,192

MATERIALS 6.4%

SLM Corp.*†

9,570

146,899

United States Steel Corp.†

2,210

280,383

Federated Investors, Inc. —

Nucor Corp.†

3,753

254,228

Class B†

3,610

141,368

Freeport-McMoRan Copper

CME Group Inc.†

280

131,348

& Gold, Inc. — Class B†

2,080

200,137

Franklin Resources, Inc.†

830

80,502

Ball Corp.†

4,171

191,616

American Express Co.

1,780

77,822

Titanium Metals Corp.†

7,960

119,798

NYSE Euronext

890

54,922

Sigma-Aldrich Corp.†

1,860

110,949

Total Financials

________

1,798,643

Ecolab, Inc.†

2,098

91,116

Pactiv Corp.*

3,156

82,719

INDUSTRIALS 8.7%

Total Materials

________

1,330,946

Caterpillar, Inc.†

2,130

166,758

Expeditors International

UTILITIES 1.6%

Washington, Inc.†

3,400

153,612

Constellation Energy Group,

Trane, Inc.

3,263

149,772

Inc.

1,400

123,578

L-3 Communications

Questar Corp.

1,860

105,201

Holdings, Inc.

1,194

130,552

2

VARIABLE ANNUITY LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Shares

Value

AES Corp.*†

6,158

$

102,654

Total Utilities

________

331,433

Total Common Stocks

(Cost $19,092,768)

________

20,563,192

Face

Amount

REPURCHASE AGREEMENTS

0.8%

Collateralized by U.S. Treasury

Obligations

Repurchase Agreement

Lehman Brothers Holdings,

Inc. issued 03/31/08 at 1.15%

due 04/01/08

$   175,913

________

175,913

Total Repurchase Agreements

(Cost $175,913)

________

175,913

SECURITIES LENDING COLLATERAL 33.9%

Investment in Securities Lending Short

Term

Investment Portfolio Held by

U.S. Bank

7,003,202

________

7,003,202

Total Securities Lending Collateral

(Cost $7,003,202)

________

7,003,202

Total Investments 134.2%

(Cost $26,271,883)

$

_________

27,742,307

Liabilities in Excess of Other

Assets – (34.2)%

$

(7,070,807)

_________

Net Assets – 100.0%

$

20,671,500

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at March 31,

2008.

3